SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                Amendment No. 1

                                 Current Report
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): December 15, 2004
                                                         -----------------


                            INTERNATIONAL STAR, INC.
                -------------------------------------------------
               (Exact name of registrant as specified in charter)


         Nevada                       0-28861                 86-0876846
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(State or other jurisdiction        (Commission             (I.R.S. Employer
of incorporation)                   File Number)            Identification No.)


  2266 Chestnut Bluffs, Henderson, NV, Henderson, NV              89052
  --------------------------------------------------           -----------
      (Address of principal executive offices)                  (Zip Code)


Registrant's telephone number, including area code (702) 897-5338
                                                   --------------

                                 Not Applicable
         ---------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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NOTE: This first amended Current Report on Form 8-K for the period 12-16-04 is filed to correct an error in the number of purchasers originally reported under
Item 3.02.

ITEM 3.02  -  UNREGISTERED SALES OF EQUITY SECURITIES.

     On December 15, 2004, we completed a private placement of 4,500,000 shares of our common stock, sold without registration under the Securities Act of 1933. The securities were sold by our officers without the use of an underwriter. In effecting the sales, we relied on the exemption authority provided by Section 4(2) of the Securities Act of 1933, as amended, relating to sales not involving any public offering, and Regulation S, relating to securities sold in bona fide offshore transactions. We believe that all such sales were made by our executive officers in private, negotiated transactions without any advertising, public announcements or general solicitation. The purchasers of the shares represented themselves in writing to be, and we believe them to be, members of one or more of the following classes of purchaser:

     a.   Officers, directors, promoters or control persons of the issuer;

     b. Accredited investors, as defined in Rule 501 under Regulation D of the Securities Act;

     c.   Individuals who:

          i.   Are knowledgeable and sophisticated in investment matters;

          ii. Are able to assess the risks of an investment such as in our securities;

          iii. Are financially able to bear the risk of a loss of their entire investment; and

          iv. Have access to pertinent information regarding the issuer and its operations; or

     d.   Individuals purchasing in a bona fide offshore transaction.

The shares are subject to the resale provisions of Rule 144 under the Securities Act of 1933, as amended, and may not be sold or transferred without registration except in accordance with that rule. Certificates representing the securities bear a legend to that effect.

================================================================================
                                                                    Number of
    Date Issued          Class             Amount      Price        Purchasers
==================== ================= ============ ============= =============

October 5, 2004      Common Stock          750,000      $0.10(1)       1
December 7, 2004     Common Stock          500,000      $0.10(2)       2
December 15, 2004    Common Stock        3,250,000      $0.10(3)       6

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(1) Previously disclosed in the Company's quarterly report on Form 10-QSB for the period ended September 30, 2004.
(2) Each share accompanied by a warrant to purchase one additional share at $0.15 for 12 months.
(3) Each share accompanied by a warrant to purchase one additional share at $0.15 for 24 months.
================================================================================



ITEM 7.01  -  REGULATION FD DISCLOSURE

     On December 16, 2004 International Star, Inc. issued a press release announcing receipt of additional funding for exploration and working capital. A copy of the press release is furnished as Exhibit 99.1 to this Current Report, and is incorporated herein by reference. Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


ITEM 9.01  -  FINANCIAL STATEMENTS AND EXHIBITS

Financial Statements

        None.

Exhibits


   Exhibit No.     Description
   -----------     -----------------------------------------

      99.1         Press Release



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     INTERNATIONAL STAR, INC.


Dated: December 16, 2004         By: /s/ Robert L. Hawkins
                                     -------------------------------------
                                     President, Chief Executive Officer




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